UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2007

ALPHA NUTRA, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-19644 (Commission File Number)	20-1778374 (IRS Employer Identification No.)

1900 Ninth Street, 3rd Floor Boulder, Colorado 80302 Telephone No.: (303) 449-7733 (Address and telephone number of Registrant's principal executive offices and principal place of business)
(Former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Matters

On April 17, 2007 the Company issued a press release relating to the release of an investor fact sheet (the “Fact Sheet”) and the business of the Company and its growth strategy. A copy of the press release and the Fact Sheet is furnished herewith as Exhibit 99.1 and 99.2 respectively.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not Applicable

(b) Pro forma financial information.

Not Applicable

(c) Shell company transactions.

Not Applicable

(d) Exhibits.

Press Release dated April 17, 2007 is furnished herewith as Exhibit 99.1.

Fact Sheet Relating to business of the Company is furnished herewith as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA NUTRA, INC.

Date: April 17, 2007	By:	/s/ Clive Ng
Principal Financial Officer and Principal Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated April 17, 2007 relating to business developments.
99.2	Investor Fact Sheet.